UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2024

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CNS Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	001-39126	82-2318545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 West Loop South, Suite 900

Houston, Texas 77027

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 946-9185

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CNSP	The NASDAQ Stock Market LLC

Explanatory Note

This Amendment No. 1 to Form 8-K (this “Amendment No. 1”) is being filed as an amendment to the Current Report on Form 8-K of CNS Pharmaceuticals, Inc. (the “Company”), filed with the U.S. Securities and Exchange Commission on July 9, 2024 (the “Original Filing”). The purpose of this Amendment No. 1 is to provide additional information on the status of the Company’s listing with The Nasdaq Stock Market LLC.

Item 8.01     Other Events.

As previously reported, on February 27, 2024, CNS Pharmaceuticals, Inc. (the “Company”) received a deficiency letter from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that for the last 30 consecutive business days the bid price for the Company’s common stock had closed below the minimum $1.00 per share requirement for continued inclusion on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”).

On July 5, 2024, the Company received a letter from the Nasdaq Staff notifying the Company that it had regained compliance with Bid Price Rule as a result of the closing bid price of the Company’s common stock being at $1.00 per share or greater for the 20 consecutive business days from June 5, 2024, through July 3, 2024.

Accordingly, the Company is in compliance with the Bid Price Rule.

On August 17, 2023, the Company was notified by the Staff that it was not in compliance with the minimum $2,500,000 stockholders’ equity requirement for continued listing set forth in Nasdaq Listing Rule 5550(b) (the “Equity Rule”). On February 14, 2024, the Company was notified that because it had not regained compliance with the Equity Rule, its securities would be delisted unless it requested a hearing. On February 21, 2024, the Company requested a hearing, which was held on April 18, 2024. On May 6, 2024, the Company received notification from the Nasdaq Hearings Panel (“Panel”) that it had granted an extension until July 15, 2024, to demonstrate compliance with the Bid Price Rule and Equity Rule. The satisfaction of the Bid Price Rule above does not impact the continued requirement of the Company to demonstrate compliance with the Equity Rule. The Company intends to provide further updates on its plan to regain compliance with the Equity Rule as additional information becomes available.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNS Pharmaceuticals, Inc.

	By:	/s/ Chris Downs
Chris Downs
Chief Financial Officer

Dated: July 11, 2024

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